TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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Transamerica Balanced II

Transamerica Multi-Managed Balanced

Effective as of May 1, 2020, a sub-advisory fee schedule with respect to Transamerica Balanced II and the management fee schedule and a sub-advisory fee schedule with respect to Transamerica Multi-Managed Balanced will be revised as described herein.

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Transamerica Balanced II

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SUB-ADVISORY FEES:

Effective as of May 1, 2020, the following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Balanced II	J.P. Morgan Investment Management Inc. (2)	0.1125% of the first $2 billion 0.0975% over $2 billion up to $3 billion 0.09% over $3 billion up to $4 billion 0.0825% in excess of $4 billion

(2)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets sub-advised by J.P. Morgan Investment Management Inc. of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica JP Morgan Enhanced Index VP, Transamerica Balanced II and Aegon Balanced Retirement Opportunities.

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Transamerica Multi-Managed Balanced

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MANAGEMENT FEES:

Effective as of May 1, 2020, Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $500 million	0.61%
Over $500 million up to $1 billion	0.59%
Over $1 billion up to $1.5 billion	0.56%
Over $1.5 billion up to $2 billion	0.55%
Over $2 billion up to $5 billion	0.52%
In excess of $5 billion	0.50%

Effective as of May 1, 2020, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R1	R6	T2	I2
Management fees[1]	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.25%	0.00%
Other expenses[2]	0.14%	0.15%	0.17%	0.21%	0.06%	0.05%	0.06%
Total annual fund operating expenses	0.99%	1.75%	0.77%	1.31%	0.66%	0.90%	0.66%

[1]	Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
[2]	Other expenses for Class R1 and T2 shares are based on estimates for the current fiscal year.

Effective as of May 1, 2020, the “Example” table included in the Prospectuses and Summary Prospectuses is deleted entirely and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$645	$848	$1,067	$1,696
Class C	$278	$551	$949	$2,062
Class I	$79	$246	$428	$954
Class R1	$133	$415	$718	$1,579
Class R6	$67	$211	$368	$822
Class T2	$389	$578	$784	$1,375
Class I2	$67	$211	$368	$822

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$645	$848	$1,067	$1,696
Class C	$178	$551	$949	$2,062
Class I	$79	$246	$428	$954
Class R1	$133	$415	$718	$1,579
Class R6	$67	$211	$368	$822
Class T2	$389	$578	$784	$1,375
Class I2	$67	$211	$368	$822

Effective as of May 1, 2020, the following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica Multi-Managed Balanced: Effective May 1, 2020, the management fee is 0.61% of the first $500 million; 0.59% over $500 million up to $1 billion; 0.56% over $1 billion up to $1.5 billion; 0.55% over $1.5 billion up to $2 billion; 0.52% over $2 billion up to $5 billion; and 0.50% in excess of $5 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.

Effective as of May 1, 2020, the following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Multi-Managed Balanced

0.61% of the first $500 million

0.59% over $500 million up to $1 billion

0.56% over $1 billion up to $1.5 billion

0.55% over $1.5 billion up to $2 billion

0.52% over $2 billion up to $5 billion

0.50% in excess of $5 billion

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SUB-ADVISORY FEES:

Effective as of May 1, 2020, the following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc. (12)	0.1125% of the first $2 billion 0.0975% over $2 billion up to $3 billion 0.09% over $3 billion up to $4 billion 0.0825% in excess of $4 billion

(12)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets sub-advised by J.P. Morgan Investment Management Inc. of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica JP Morgan Enhanced Index VP, Transamerica Balanced II and Aegon Balanced Retirement Opportunities.

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Investors Should Retain this Supplement for Future Reference

March 18, 2020